                                                                   EXHIBIT  10.6
                                                                            ----


                          STOCK REPURCHASE AGREEMENT



          THIS STOCK REPURCHASE AGREEMENT (this "Agreement"), dated as of December 29, 1994, is entered into between Measurex Corporation, a Delaware corporation (the "Company"), and Harnischfeger Industries, Inc., a Delaware corporation ("Harnischfeger"), and HIHC, Inc., a Delaware corporation ("Investor").

                                   RECITALS
                                   --------

          WHEREAS, the Company and Harnischfeger are parties to that certain Affiliation Agreement, dated as of May 30, 1990 (the "Affiliation Agreement") and the Company and Beloit Corporation ("Beloit"), a subsidiary of Harnischfeger, are parties to that certain Joint Marketing, Sales and Development Agreement dated as of May 30, 1990 (the "Marketing Agreement"); and

          WHEREAS, Investor is a wholly owned subsidiary of Harnischfeger and the direct beneficial owner of certain of the company's outstanding Common Stock par value $.01 per share, acquired in connection with the Affiliation Agreement; and

          WHEREAS, Harnischfeger has determined to cause Investor to sell to the Company and the Company has determined to purchase from Investor an aggregate of 2,026,900 shares of the Company's outstanding Common Stock, par value $.01 per share, held by Investor (the "Shares"); and

          WHEREAS, the Company and Harnischfeger have determined to make certain amendments to the Affiliation Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          1. The Company will purchase from Investor and Investor will sell to the Company the Shares for an aggregate price of Forty-Three Million, Five Hundred Seventy-Eight Thousand, Three Hundred Fifty Dollars ($43,578,350) (the "Purchase Price")in full consideration for its repurchase of the Shares.

          2. In payment of the Purchase Price, the Company will deliver to Investor a Promissory Note in the form attached hereto as Exhibit A (the "Note").

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                                                            Exhibit 10.6
                                                                    ----
          3. Investor will deliver to the Company a stock certificate representing the Shares (the "Certificate"), duly endorsed for transfer to the Company (or cause the Shares to be transferred by wire transfer to an account designated by Company for such purpose), in exchange for the Note. The Company will promptly return to Investor a stock certificate representing the remaining shares of the Company's Common Stock, par value $.01 per share, represented by the Certificate in excess of the Shares.

          4. The Company represents and warrants to Harnischfeger and Investor that the Board of Directors of the Company has authorized the execution and delivery of this Agreement and the performance of its obligations contained herein. Notwithstanding the provisions of Section 1.02 of the Affiliation Agreement, the Company hereby consents to the sale of the Shares by Investor as contemplated hereby.

          5. Harnischfeger and Investor have taken all necessary corporate action and possess the requisite corporate authority to authorize the execution and delivery of this Agreement and the Note and the performance of its obligations contained therein.

          6. Section 1.03(a) of the Affiliation Agreement is hereby modified in the following respects:

               (a) the figure "15%" in lines three and eight thereof is deleted and the figure "10%" is inserted in its place;

               (b) the term "the total combined voting power of the Voting Securities then outstanding" appearing in lines three and four thereof is deleted and replaced by the term "the total number of securities of the Company entitled to vote generally for the election of directors, including Shares, or outstanding securities convertible into such voting securities, but excluding options, warrants and other rights to acquire such voting securities (collectively "Outstanding Securities")";

               (c) the term "the total combined voting power of the Voting Securities then outstanding" appearing in lines eight and nine thereof is deleted and replaced by the term "the Outstanding Securities"; and

               (d) in all other respects, Section 1.03(a) shall remain unchanged.

                                                                Exhibit    10.6
                                                                        -------
          7. Section 6.01(d) of the Affiliation Agreement is hereby modified in the following respects:

                (a) to delete the term "10% of the total combined voting power of the Voting Securities outstanding at such time" appearing in lines two, three and four thereof and insert the term "10% of the Outstanding Securities at such time" in its place;

                (b) to delete the term "total combined voting power" appearing in line five and insert the term "Voting Securities" in its place;

                (c) the reference to "2.03(b)" in the tenth line thereof is deleted and replaced by "2.03"; and

                (d) in all other respects, Section 6.01(d) shall remain unchanged.

          8. With the exception of the waiver contained in paragraph 4 and the modifications contained in paragraphs 6 and 7 of this Agreement, all covenants, undertakings and agreements contained in the Affiliation Agreement and the Marketing Agreement are and shall remain in effect and the respective obligations and rights of the Company, Harnischfeger and Beloit therein are not otherwise amended.

          9. This Agreement may not be modified, amended, altered or supplemented except by a written agreement signed by the Company, Harnischfeger and Investor which agreement shall be authorized by all necessary corporate action of each party, provided that paragraphs 1, 2 and 3 may be modified, amended, altered or supplemented without the written agreement of Harnischfeger and provided further that paragraphs 6 and 7 may be modified, amended, altered or supplemented without the written agreement of Investor. All representations, promises or other inducements made to cause either party to enter into this Agreement are set forth herein. Each party may waive any condition to the obligations of such party hereunder; all such waivers to be in writing.

                                                                  Exhibit   10.6
                                                                          ------

10. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors of the parties hereto. Except as otherwise provided herein, this Agreement shall not be assignable.

11. Each party hereto shall pay its own expenses incurred in connection with this Agreement.

12. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall deemed to have been duly given upon receipt) by delivery, by hand, by mail (registered or certified mail, postage prepaid, return receipt requested), by overnight courier or by telex or telecopy as follows:

                  If to the Company:

                  Measurex Corporation
                  One Results Way
                  Cupertino, California 95014
                  Attention:  Chief Executive Officer

                  With copies to:

                  Brobeck, Phleger & Harrison
                  Spear Street Tower
                  One Market Plaza
                  San Francisco, California 94105
                  Attention:  John W. Larson, Esq.

                  If to Harnischfeger:

                  Harnischfeger Industries, Inc.
                  13400 Bishops Lane
                  Brookfield, Wisconsin 53005
                  Attention:  Chief Executive Officer

                  With copies to:

                  Harnischfeger Industries, Inc.
                  13400 Bishops Lane
                  Brookfield, Wisconsin 53005
                  Attention:  General Counsel

                  If to Investor:

                  HIHC, Inc.
                  Bank of Delaware Building

                                                            Exhibit   10.6
                                                                      ----
                  Suite 512, 300 Delaware Avenue
                  Wilmington, Delaware 19801

                  With copies to:

                  Harnischfeger Industries, Inc.
                  13400 Bishops Lane
                  Brookfield, Wisconsin 53005
                  Attention:  General Counsel


or to such other address as any party may have furnished to the other in writing in accordance herewith.

13. If any term or provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

           14. This Agreement contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein with respect to any matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

15. No failure or delay on the part of either party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights or remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

16. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

17. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                                                   Exhibit  10.6
                                                                           -----
          IN WITNESS WHEREOF, the Company and Investor have caused this Agreement to be executed as of the day and year first above written.

                                    COMPANY:
                                    --------

                                    MEASUREX CORPORATION



                                    By: __________________________
                                              Senior Vice President and
                                          Chief Financial OFficer

                                    HARNISCHFEGER:
                                    --------------

                                    HARNISCHFEGER INDUSTRIES, INC.



                                    By: _________________________
                                        Chairman and Chief
                                        Executive Officer


                                    INVESTOR:
                                    --------

                                    HIHC, INC.



                                    By: _________________________
                                        Title: